CERTIFICATION OF ADOPTION OF RESOLUTIONS

THE UNDERSIGNED HEREBY CERTIFIES individually and on behaIf of the following Delaware statutory trusts (the "Vanguard Funds"):

Vanguard Wellington Fund
Vanguard Windsor Funds, a series fund consisting of:
Vanguard Windsor Fund
Vanguard Windsor II Fund
Vanguard World Fund, a series fund consisting of:
Vanguard U.S. Growth Fund
Vanguard lnternational Growth Fund
Vanguard Calvert Social Index Fund
Vanguard Explorer Fund
Vanguard Morgan Growth Fund
Vanguard Wellesley Income Fund
Vanguard Fixed Income Securities Funds a series fund consisting of:
Vanguard GNMA Fund
Vanguard High Yield Corporate Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard Intermediate-Term Corporate Fund
Vanguard Long-Term U.S. Treasury Fund
Vanguard Long-Term Corporate Fund
Vanguard Short-Term Corporate Fund
Vanguard Short-Term Federal Fund
Vanguard Short-Term U.S. Treasury Fund
Inflation Protected Securities Fund
Vanguard Money Market Reserves, a series fund consisting of:
Vanguard Prime Money Market Fund
Vanguard Federal Money Market Fund
Vanguard Municipal Bond Funds, a series fund consisting of:
Vanguard Tax-Exempt Money Market Fund
Vanguard Short-Term Tax-Exempt Fund
Vanguard Intermediate-Term Tax-Exempt Fund
Vanguard Long-Term Tax-Exempt Fund
Vanguard High Yield Tax-Exempt Fund
Vanguard Insured Long-Term Tax-Exempt Fund
Vanguard Limited-Term Tax-Exempt Fund
Vanguard STAR Fund, a series consisting of:
Vanguard STAR Fund
Vanguard Lifestrategy Income Fund
Vanguard Lifestrategy Conservative Growth Fund
Vanguard Lifestrategy Moderate Growth Fund
Vanguard Lifestrategy Growth Fund
Vanguard Total International Stock Index Fund
Vanguard Developed Markets Index Fund
Vanguard Institutional Developed Markets Index Fund
Vanguard Index Trust, a series fund consisting of:
Vanguard Extended Market lndex Fund
Vanguard Growth Index Fund
Vanguard 500 Index Fund
Vanguard Total Stock Market lndex Fund
Vanguard Value lndex Fund
Vanguard Mid-Cap Stock Index Fund
Vanguard Small-Cap lndex Fund

Vanguard Small-Cap Value lndex Fund
Vanguard Small-Cap Growth Index Fund
Calvert Social Index Fund
Vanguard Trustees' Equity Fund, a series fund consisting of:
Vanguard International Value Fund
Vanguard Specialized Portfolios, a series fund consisting of:
Vanguard Energy Fund
Vanguard Gold and Precious Metals Fund
Vanguard Health Care Fund
Vanguard Utilities Income Fund
Vanguard REIT Index Fund
Vanguard PRIMECAP Fund, Inc.
Vanguard California Tax-Free Funds, a series fund consisting of:
Vanguard California Tax-Exempt Money Market Fund
Vanguard California Insured Long-Term Fund
Vanguard California Insured Intermediate-Term Fund
Vanguard New York Tax-Free Funds
Vanguard New York Insured Long-Term Tax-Exempt Fund
Vanguard New York Tax-Exempt Money Market Fund
Vanguard Pennsylvania Tax-Free Funds, a series fund consisting of:
Vanguard Pennsylvania Tax-Exempt Money Market Fund
Vanguard Pennsylvania Insured Long-Term Tax Exempt Fund
'Vanguard Convertible Securities Fund
Vanguard Quantitative Funds, a series fund consisting of:
Vanguard Growth & Income Fund
Vanguard Bond Index Funds, a series fund consisting of:
Vanguard Total Bond Market Index Fund
Vanguard Short-Term Bond Index Fund
Vanguard Intermediate-Term Bond Index Fund
Vanguard Long-Term Bond Index Fund
Vanguard Fenway Funds
Equity Income
Growth Equity
Vanguard Balanced Index Funds
Vanguard Florida Tax-Free Funds
Vanguard Admiral Funds, Inc., a series fund consisting of:
Admiral Treasury Money Market Fund
Vanguard New Jersey Tax-Free Funds, a series fund consisting of:
Vanguard New Jersey Tax-Exempt Money Market Fund
Vanguard New Jersey Insured Long Term Tax-Exempt Fund
Vanguard Malvern Funds, a series fund consisting of:
Vanguard U.S. Value Fund
Vanguard Asset Allocation
Vanguard Capital Value
Vanguard Ohio Tax-Free Funds, a series fund consisting of:
Vanguard Ohio Tax-Exempt Money Market Fund
Vanguard Ohio Insured Long-Term Tax-Exempt Fund
Vanguard Variable Insurance Funds, a series find consisting of:
Money Market Fund
High Grade Bond Fund
Equity Index Fund
Equity Income Fund
Balanced Fund

International Fund
Growth Fund
High Yield Bond Fund
Small Company Growth Fund
Diversified Value Fund
Mid-Cap Index Fund
REIT Index Fund
Short-Term Corporate Fund
International Bond Market Index
Vanguard Institutional Index Fund
Institutional lndex Fund
Institutional Total Stock Market Index Fund
Institutional Total Bond Market Index Fund
Vanguard International Equity Index Funds, Inc., a series fund consisting of:
Vanguard Emerging Markets Stock Index Fund
Vanguard Pacific Stock Index Fund
Vanguard European Stock Index Fund
Vanguard Tax-Managed Funds, a series fund consisting of:
Vanguard Tax-Managed Growth and Income Fund
Vanguard Tax-Managed Capital Appreciation Fund
Vanguard Tax-Managed Balanced Fund
International Fund
Small Cap Fund
Vanguard Horizon Fund, a series consisting of:
Vanguard Strategic Equity Fund
Vanguard Capital Opportunity Fund
Vanguard Global Asset Allocation Fund
Vanguard Global Equity Fund
Vanguard Whitehall Funds, a series consisting of:
Vanguard Selected Value Fund
Vanguard Treasury Fund, a series consisting of:
Vanguard Treasury Money Market Fund
Vanguard Massachusetts Tax-Exempt Fund

that I am the duly elected and qualified Assistant Secretary of the Vanguard Funds, and that set forth below is a true and correct copy of resolutions duly adopted by a majority of the Trustees who are not interested persons of the Vanguard Funds at meetings of the Board of Trustees of each of the Vanguard Funds duly held on December 18 and 19,2003, and that such resolutions have not been amended or rescinded and are now in full force and effect:

RESOLVED, that the Board hereby determines that the form and amount of the joint fidelity bond described at this meeting are reasonable and in the best interest of Vanguard and each Vanguard Fund, and the Board approves the allocation of the premiums for the joint fidelity bond among the Vanguard Funds.

IN WITNESS WHEREOF, I have executed this Certification as of this 29th of May 2007.

/s/ Arthur S. Gabinet
Arthur S. Gabinet
Assistant Secretary